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                                                                    Exhibit 99.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Amendment No. 1 to Quarterly Report on Form 10-Q/A of Ascential Software Corporation for the quarter ended June 30, 2002, I, Robert C. McBride, Chief Financial Officer of Ascential Software Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1) such Amendment No. 1 to Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Amendment No. 1 to Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of Ascential Software Corporation.


                                             /s/ Robert C. McBride
                                             ------------------------------
                                             Robert C. McBride

August 27, 2002